Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:
                                 1
Distribution Date:
                         12/13/96
Payment Date:
                          12/16/96
Collection Period Beginning:
                 11/01/96
Collection Period Ending:
                   11/30/96
Note and Certificate Accrual Beginning:
        11/15/96
Note and Certificate Accrual Ending:
          12/16/96


BOND SUMMARY:
Beginning Class A-1 Note Security Balance
                 $737,948,935.80
Beginning Class A-2 Note Security Balance
                  $52,240,000.00
Beginning Class A-3 Note Security Balance
                  $67,900,000.00
Beginning Class B     Note Security Balance
                   $49,370,000.00
Beginning Certificate Security Balance
                    $36,886,000.00
Beginning Overcollateralization Amount
                   $45,045,316.52
Beginning Class A-1 Adjusted Balance
                  $737,948,935.80
Beginning Class A-2 Adjusted Balance
                   $52,240,000.00
Beginning Class A-3 Adjusted Balance
                   $67,900,000.00
Beginning Class B    Adjusted Balance
                    $49,370,000.00
Beginning Certficate  Adjusted Balance
                    $36,886,000.00
Beginning Overcollateralization Amount
                   $45,045,316.52
Ending Class A-1 Note Security Balance
                 $719,933,788.29
Ending Class A-2 Note Security Balance
                   $52,240,000.00
Ending Class A-3 Note Security Balance
                   $67,900,000.00
Ending Class B    Note Security Balance
                   $49,370,000.00
Ending Certificate Security Balance
                    $36,886,000.00
Ending Overcollateralization Amount
                   $45,251,439.49
Ending Class A-1 Adjusted Balance
                  $719,933,788.29
Ending Class A-2 Adjusted Balance
                    $52,240,000.00
Ending Class A-3 Adjusted Balance
                    $67,900,000.00
Ending Class B    Adjusted Balance
                    $49,370,000.00
Ending Certficate  Adjusted Balance
                    $36,886,000.00
Ending Overcollateralization Amount
                   $45,251,439.49
Class A-1 Note Rate Capped at 13%
                            5.55%
Class A-2 Note Rate Capped at 15%
                            5.70%
Class A-3 Note Rate Capped at 15%
                            5.80%
Class B    Note Rate Capped at 15%
                            6.03%
Certificate Rate Capped at 16%
                              6.38%
Class A-1 Interest Due
                     $3,523,603.68
Class A-2 Interest Due
                       $256,186.41
Class A-3 Interest Due
                       $338,830.43
Class B Interest Due
                       $256,141.16
Certificate Yield  Due
                       $202,488.77
Class A-1 Interest Paid
                     $3,523,603.68
Class A-2 Interest Paid
                       $256,186.41
Class A-3 Interest Paid
                       $338,830.43
Class B Interest Paid
                       $256,141.16
Certificate Yield Paid
                       $202,488.77
Class A-1 Unpaid Interest
                             $0.00
Class A-2 Unpaid Interest
                             $0.00
Class A-3 Unpaid Interest
                             $0.00
Class B     Unpaid Interest
                             $0.00
Certificate Unpaid Yield
                             $0.00
Class A-1 Principal Paid
                    $18,015,147.51
Class A-2 Principal Paid
                             $0.00
Class A-3 Principal Paid
                             $0.00
Class B    Principal Paid
                             $0.00
Certificate    Principal Paid
                             $0.00
OC           Principal Paid
                             $0.00
Beginning Class A-1 Net Charge-Off
                             $0.00
Beginning Class A-2 Net Charge-Off
                             $0.00
Beginning Class A-3 Net Charge-Off
                             $0.00
Beginning Class B    Net Charge-Off
                             $0.00
Beginning Certificate Net Charge-Off
                             $0.00
Beginning OC Net Charge-Off
                             $0.00
Reversals Allocated to Class A-1
                             $0.00
Reversals Allocated to Class A-2
                             $0.00
Reversals Allocated to Class A-3
                             $0.00
Reversals Allocated to Class B
                             $0.00
Reversals Allocated to Certificates
                             $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                 $206,122.97
 Total Charge-Offs:
                             $0.00
Charge-Offs Allocated to Class A-1
                             $0.00
Charge-Offs Allocated to Class A-2
                             $0.00
Charge-Offs Allocated to Class A-3
                             $0.00
Charge-Offs Allocated to Class B
                             $0.00
Charge-Offs Allocated to Certificates
                             $0.00
Charge-Offs Allocated to OC
                             $0.00
Ending Class A-1 Net Charge-Off
                             $0.00
Ending Class A-2 Net Charge-Off
                             $0.00
Ending Class A-3 Net Charge-Off
                             $0.00
Ending Class B     Net Charge-Off
                             $0.00
Ending Certificate Net Charge-Off
                             $0.00
Ending OC Net Charge-Off
                             $0.00
Bond Balance Reconciliation    (should equal $0.00)
                            ($0.00)

Certificate Balance/Participation Invested Amount (Beginning of
Month)                   3.73%

Designated Certificate / Certificate Security (Balance Beginning of
Month)           1.000000%
Designated Certificate  - Beginning of Month
                      $368,860.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iv) & (viii))             $0.00
Designated Certificate  - End of Month
                       $368,860.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(ii))                    $2,024.89

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance $641,316.52
Accelerated Principal Payment (Sec. 3.05 (vi))
                       $206,122.97
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (v)        $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance     $847,439.49

Designated Certificateholder Holdback Amount (Beginning of Month)
          $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (v)     $0.00
Designated Certificateholder Holdback Amount (End of Month)
           $44,404,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (ix))       $0.00

Remaining Amounts to Issuer (Sec. 3.05 (x))
                       $596,436.08